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                     FOR MSTGS OFFICIAL USE ONLY:     DATE RECEIVED: _ _-_ _-_ _
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MSTG SOLUTIONS                                                WEBSITE ORDER FORM
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          3111 NORTH TUSTIN STREET, SUITE 280, ORANGE, CALIFORNIA 92865
                 Telephone: 714-279-2980 Facsimile: 714-282-0035
               E-Mail: repsupport@mstgs.com Website: www.mstgs.com

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                          REQUIRED CUSTOMER INFORMATION
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Last Name:                    Middle Initial:          First Name:
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Company: (if applicable)               E-Mail Address:
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Street Address:
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City:                State:       Zip/Postal Code:         Country:
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Telephone No.:               Fax No.:                   Mobile No.:
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            INDEPENDENT REPRESENTATIVE INFORMATION - PRODUCT SOLD BY:
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First Name:       Last Name:       Representative I.D. No:     Phone No.:
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             PRODUCT(S) ORDERED (PLEASE CHECK THE APPLICABLE SPACES)
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_____ UNIQUE DOMAIN NAME      $25.00 FOR THE FIRST YEAR,
                              $10 FOR EVERY YEAR AFTER
_____ WEBSITE HOSTING         $16.95 MONTHLY

TOTAL AMOUNT TO BE CHARGED:       SETUP $__ __.__ __      MONTHLY $__ __.__ __

UNIQUE DOMAIN NAME REQUEST:
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1ST CHOICE: | | | | | | | | | | | | | | | | | | | | | | | | | |. US
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2ND CHOICE: | | | | | | | | | | | | | | | | | | | | | | | | | |. US
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3RD CHOICE: | | | | | | | | | | | | | | | | | | | | | | | | | |. US
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4TH CHOICE: | | | | | | | | | | | | | | | | | | | | | | | | | |. US
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5TH CHOICE: | | | | | | | | | | | | | | | | | | | | | | | | | |. US
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             METHOD OF PAYMENT (PLEASE CHECK THE APPROPRIATE SPACE)
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___ CHECK or MONEY ORDER (please make checks payable to MSTG SOLUTIONS, INC.)

___ CREDIT CARD (please check one)
                        VISA      MASTERCARD      AMERICAN EXPRESS      DISCOVER

                             CREDIT CARD INFORMATION
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Credit Card Number:        Expiration Date:    Billing Telephone Number:
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Name on Credit Card:                   Exact Billing Address:
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City:                State:       Zip/Postal Code:         Country:
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                                        I  authorize  MSTG  Solutions,  Inc.  to
                                        charge my debit / credit card for an amount no greater than the "Total Amount to Be Charged" indicated above.


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                                        ACCOUNT HOLDER SIGNATURE
       CREDIT CARD IMPRINT SPACE:
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                    TERMS, CONDITIONS AND CANCELLATION POLICY
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I hereby accept these terms and conditions  and hereby  authorize my credit card or bank account to be billed as selected above every month, until cancelled. Cancellations must be in writing, with a 30-day notice. Monthly hosting is due every month on your billing date. I hereby authorize MSTG Solutions, Inc. to activate my website. I acknowledge and accept that once my domain name is reserved or my website is activated, my purchase may not be cancelled, and there are no refunds. I hereby waive my three day right of rescission, if applicable.


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PRINT NAME                    CUSTOMER SIGNATURE                    DATE

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